UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 22, 2018 (February 21, 2018)
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Avis Budget Group, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (973) 496-4700
N/A
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 21, 2018, Avis Budget Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report that the Company issued a press release dated February 21, 2018 (the “Press Release”) announcing its fourth quarter and full year 2017 results, and furnished a copy of the Press Release as Exhibit 99.1 thereto. Subsequent to the Original 8-K filing, the Company discovered that Table 7 to the Press Release contained errors within the calculation of “Vehicle depreciation and lease charges, net excluding exchange rate effects” and “Per-unit fleet costs per month excluding exchange rate effects (in $'s)” in which currency exchange rate effects were inadvertently added rather than subtracted.  This Amendment No. 1 on Form 8-K/A is being filed to amend Items 2.02 and 9.01 of the Original 8-K, solely for the purpose of correcting such errors and to furnish a revised Table 7 to the Press Release.  This Amendment does not otherwise update, modify or amend the Original 8-K or the Press Release.

Item 2.02 Results of Operations and Financial Condition.

On February 21, 2018, the Company reported its fourth quarter and full year 2017 results. The fourth quarter and full year 2017 results are discussed in detail in the Press Release, and incorporated herein by reference. A revised Table 7 to the Press Release, addressing the errors discussed above, has been furnished as Exhibit 99.2 to this Amendment No. 1 on Form 8-K/A and is incorporated by reference herein.  As stated above, this Amendment does not otherwise update, modify or amend the Original 8-K or the Press Release.

The information in this item, including Exhibit 99.2, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Avis Budget Group, Inc., under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished as part of this report:

Exhibit No.	Description
99.1	Press Release dated February 21, 2018 (Incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K dated February 21, 2018).
99.2	Revised Table 7 to the Press Release dated February 21, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIS BUDGET GROUP, INC.
By:	/s/ David T. Calabria
David T. Calabria Senior Vice President and Chief Accounting Officer
Date: February 22, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 21, 2018 (Incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K dated February 21, 2018).
99.2	Revised Table 7 to the Press Release dated February 21, 2018.